SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

                           CHECK THE APPROPRIATE BOX:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               T R FINANCIAL CORP.
        -----------------------------------------------------------------

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
        -----------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/     No fee required
/ /     FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.
        (1)      TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:


        (2)      AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:


        (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):


        (4)      PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

        (5)      TOTAL FEE PAID:

/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

                                        November 24, 1998



Dear Participant:

         As of October 26, 1998, the T R Financial Corp. (the "Company") Employee Stock Ownership Plan (the "ESOP") held 2,029,877 shares of common stock of the Company for the benefit of the employees of Roosevelt Savings Bank. As a participant in the ESOP, you may direct the voting of shares of the Company's common stock allocated to your account in the ESOP.

         The Board of Directors is forwarding the enclosed Vote Authorization Form so that you may convey your voting instructions to State Street Bank and Trust Company, the trustee of the ESOP ("State Street" or the "Trustee") on the approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp., pursuant to which, among other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc.

         The Administrative Committee of the Board of Directors is responsible for the overall administration of the ESOP. State Street, an unrelated corporate trustee, has been appointed as Trustee for the ESOP. The ESOP plan document provides that the Trustee will vote those shares of the Company's stock held in the ESOP that have been allocated to participants' accounts in accordance with instructions timely received from the participants. The ESOP plan document provides that the unallocated shares held in the ESOP and any allocated shares for which no instructions are timely received will be voted by the Trustee in a manner to most accurately reflect the instructions timely received from participants regarding the allocated stock, so long as such shares are voted by the Trustee in a manner determined by the Trustee to be solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.

         Shares allocated to your account will be voted as indicated on the enclosed Vote Authorization Form. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope. Your Vote Authorization Form must be received no later than December 11, 1998. Your vote will not be revealed to the Company.

         Your vote will be tallied and reported to the Trustee by Boston Financial Data Services and then the Trustee will vote the shares in the ESOP as described above.



                                        The Board of Directors

T R FINANCIAL CORP.
EMPLOYEE STOCK OWNERSHIP PLAN

VOTE AUTHORIZATION FORM

I acknowledge that State Street Bank and Trust Company is the trustee (the "Trustee") and holder of record of shares of T R Financial Corp. (the "Company") common stock under the T R Financial Corp. Employee Stock Ownership Plan (the "ESOP"). I understand that the above-stated number of shares allocated to my account under the ESOP, as of October 26, 1998, will be voted as indicated below. The Trustee will vote unallocated shares held in the ESOP and allocated shares for which no written instructions have been timely received in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock, so long as such shares are voted by the Trustee in a manner determined by the Trustee to be solely in the interests of participants and beneficiaries. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the T R Financial Special Meeting of Stockholders to be held on December 22, 1998 or any adjournment or postponement thereof.


I hereby direct the Trustee to vote my shares as follows:

                                                                                                Please mark your votes like this in
                                                                                        /X/     blue or black ink


1.       Approval and adoption of the Agreement and Plan of                      FOR                AGAINST             ABSTAIN
         Merger, dated as of May 25, 1998, by and between
         Roslyn Bancorp, Inc. and T R Financial Corp.,
         pursuant to which, among other things, T R Financial                     / /                 / /                / /
         Corp. will merge with and into Roslyn Bancorp, Inc.





                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           FOR THE PROPOSAL IN ITEM 1.

The Trustee of the ESOP, State Street Bank and Trust Company, is hereby authorized to vote my shares as indicated above. I understand that if I sign this form without indicating specific instructions, or if I fail to return this form, my shares will be voted in proportion to the voting instructions of the other participants, subject to the Trustee's determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential. I acknowledge receipt of the Proxy Statement/Prospectus dated November 16, 1998 and the Voting Instruction Letter.




----------------------------                       -----------------------------
Date                                               Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM TO BOSTON FINANCIAL DATA SERVICES, PROXY SERVICES, PO BOX 9261, BOSTON, MASSACHUSETTS 02205-8524, IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED NO LATER THAN DECEMBER 11, 1998.

                                        November 24, 1998


Dear Participant:

         Shares of common stock of T R Financial Corp. (the "Company") are held by the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust, also known as the 401(k) Plan (the "401(k) Plan"). Such shares are held in the Employer Stock Fund ("Fund G"). As a participant in the 401(k) Plan with an interest in Fund G, you may direct the voting of a proportion of the shares of the Company's common stock held in Fund G of the 401(k) Plan.

         Marine Midland Bank, an unrelated corporate trustee, has been appointed trustee (the "Trustee") for Fund G. The Administrative Committee under the 401(k) Plan, which is comprised of non-employee members of the Board of Directors of the Company, will direct the Trustee to vote those shares of the Company's common stock held in the 401(k) Plan proportionately based on timely voting instructions received from the participants.

         The Board of Directors is forwarding the enclosed Vote Authorization Form so that you may convey your voting instructions to the Trustee on the approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp., pursuant to which, among other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc. In order to direct the voting of the proportion of shares allocable to your account, you must complete, sign and date the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope. Your Vote Authorization Form must be received no later than December 11, 1998. Your vote will not be revealed to the Company.

         Your vote and the votes of other participants will be tallied and then the Administrative Committee under the 401(k) Plan will direct the Trustee:

         (1) to vote the shares held in the 401(k) Plan FOR and AGAINST each proposal specified on the confidential Vote Authorization Form based on the timely voting instructions it has received from participants, and

         (2) to vote all shares as to which participants have directed the Trustee to ABSTAIN, or for which it has received no timely instructions, FOR or AGAINST each proposal specified on the confidential Vote Authorization Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST, and in either case, so long as such vote is solely in the interests of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company's common stock held in Fund G of the 401(k) Plan will be voted either FOR or AGAINST each proposal specified on the confidential Vote Authorization Form.

         Thus, if you provide timely voting instructions, you, in effect, will be voting the shares allocated to your 401(k) Plan account invested in Fund G and participating in the voting of shares allocated to other 401(k) Plan accounts invested in Fund G for which timely voting instructions are not received or an instruction to ABSTAIN is received.


                                        The Board of Directors

ROOSEVELT SAVINGS BANK SALARY
REDUCTION PLAN IN RSI RETIREMENT TRUST


VOTE AUTHORIZATION FORM

I understand that my proportionate interest in the Employer Stock Fund ("Fund G") of the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust (401(k) Plan) is as stated above. I further understand that I have the right to direct the Administrative Committee under the 401(k) Plan to direct Marine Midland Bank, the trustee (the "Trustee") of said Fund G, to vote my proportionate interest in said Fund G. I have been advised that my voting instructions are solicited on behalf of the Board of Directors of T R Financial Corp. for the Special Meeting of Stockholders to be held on December 22, 1998 or any adjournment or postponement thereof.


I hereby direct the Trustee to vote my shares (as measured in the above stated unit value amount) as follows:


                                                                                             Please mark your votes like this in
                                                                                     /X/     blue or black ink

1.       Approval and adoption of the Agreement and Plan of                      FOR                AGAINST            ABSTAIN*
         Merger, dated as of May 25, 1998, by and between
         Roslyn Bancorp, Inc. and T R Financial Corp.,
         pursuant to which, among other things, T R Financial                     / /                 / /                / /
         Corp. will merge with and into Roslyn Bancorp, Inc.





                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           FOR THE PROPOSAL IN ITEM 1.

*For purposes of your 401(k) Plan, abstaining is the same as not voting.

The Administrative Committee under the 401(k) Plan is hereby authorized to direct the Trustee of Fund G, Marine Midland Bank, to vote my proportionate interest in Fund G as indicated above. If I do not return this form in a timely manner, I direct the Trustee to ABSTAIN or if I sign this form without indicating specific instructions, shares represented by my interest in said Fund G will be voted in proportion to the manner in which other participants have voted their interests as described in the Voting Instruction Letter, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential. I acknowledge receipt of the Proxy Statement/Prospectus dated November 16, 1998 and the Voting Instruction Letter.



----------------------------                       -----------------------------
Date                                               Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM TO MARINE MIDLAND BANK, PO BOX 4216, BUFFALO, NEW YORK 14240-9811, IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED NO LATER THAN DECEMBER 11, 1998.